eTon PHARMACEUTICALS

2025 INVESTOR DAY

March 18, 2025

Safe Harbor

Special note regarding forward-looking statements

This document contains forward-looking statements concerning Eton Pharmaceuticals, Inc. ("Eton", the "Company," "we," "us," and "our"). The words "believe," "may," "will," "potentially," "estimate," "continue," "anticipate," "intend," "could," "would," "project," "plan," "expect" and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements concerning the following:

- our future financial and operating results;
- our intentions, expectations and beliefs regarding anticipated growth, market penetration and trends in our business;
- the timing and success of our plan of commercialization;
- our ability to successfully develop and clinically test our product candidates; and
- our ability to file for FDA approval of our product candidates through the 505(b)(2) regulatory pathway.

These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in "Risk Factors" section of the Registration Statement on Form S-1 filed Eton with the Securities and Exchange Commission on September 25, 2018. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this document may not occur and actual results could differ materially and adversely from those anticipated or implied in our forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur.

This document contains only basic information concerning Eton. Because it is a summary it does not contain all of the information you should consider before investing.

Before you invest, you should read the prospectus in that registration statement and other documents Eton has filed with the SEC for more complete information about Eton and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Eton, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling National Securities Corporation toll-free at 1-800-832-6064.

Disclaimer: Products discussed in this presentation are under development and not yet approved by the FDA. The information presented here is to the best of the company's current knowledge and assumptions, which may be different from the labeling and conditions provided by the FDA upon approval, which approval itself is not guaranteed. In no event should this information be construed as marketing or promotion, or providing directions for use of any product, all of which are contingent on FDA approval.

Agenda

- Reviewing Eton's Transformational Six Months and Forward Vision
- Record Fourth Quarter Financial Results
- Multi-lever Increlex Growth Strategy
- Adrenal Insufficiency Franchise Outlook
- Unlocking Wilson Disease Opportunity
- ET-600 Clinical Results and Near-Term NDA Submission
- Two New Pipeline Candidates
- 2025 Financial Outlook
- Q&A

Today's Speakers



SEAN BRYNJELSEN
Chief Executive Officer



JAMES GRUBER
Chief Financial Officer



DAVID KREMPA
Chief Business Officer



IPEK ERDOGAN-TRINKAUS
Chief Commercial Officer

Reviewing Eton's Transformational Six Months



eTon
PHARMACEUTICALS

Our Vision

To build a leading **ultra-rare disease** company
with a relentless commitment to **patients** and **innovative therapies**.

Patients First

Clearing the path for better **patient access** and **therapy experience**

Ultra-Rare Focus

Making the **greatest impact** where it **matters the most** – and too rare for big pharma

The Greatest Number of New Therapies Achievable

Rapidly **growing our portfolio** to bring more **innovative treatments** to patients

Transformational 6 Months

Expanded portfolio, delivered record revenue, strong commercial launch momentum

Acquired 2 High Value Commercial Products (Increlex®, Galzin®)

Added 3 Attractive Pipeline Assets (Amglidia®, ET-700, ET-800)

Exceptional Execution Across All Functions

- OCT 3 — Signed Increlex acquisition
- NOV 12 — Reported record 3Q product revenue and reached GAAP profitability
- NOV 25 — Acquired Amglidia
- DEC 19 — Closed acquisition of Increlex
- DEC 30 — Acquired Galzin
- JAN 2 — Launched new metabolic sales force
- MAR 3 — Galzin commercial launch
- MAR 14 — Positive ET-600 clinical study results
- MAR 18 — Reported record Q4 product sales

eTon PHARMACEUTICALS

3 Pillar Growth Strategy

Eton was successfully built with a three-pillar strategy and is well positioned to sustain the momentum

Organic Growth of Existing Products

Track Record

16 straight quarters of sequential revenue growth (driven by Alkindi Sprinkle and Carglumic Acid)

Outlook

Attractive long-term growth opportunities for Increlex, Galzin, and Alkindi Sprinkle

Internal Pipeline Products

Track Record

Developed ET-400 internally

Outlook

Additional high-value programs in late-stage development (ET-600, ET-700, ET-800, Amglidia®, Zeneo®)

External Acquisitions And Licensing

Track Record

Executed high-ROI acquisitions of Increlex, Galzin, Carglumic Acid, and Alkindi Sprinkle

Outlook

Well positioned to continue acquiring strategically and financially attractive products. Strong balance sheet with significant access to capital.

eTon PHARMACEUTICALS

Eton's commercial strategy is designed to effectively meet the distinct needs of ultra-rare patient populations

Concentrated prescriber bases | Small number of specialists within pediatric endocrinology and metabolics enables highly targeted, efficient sales force coverage and marketing efforts

Meaningful partnerships with patient advocacy groups | Through deep collaboration, Eton supports patient and caregiver communities to drive awareness, promote education, and enhance patient resources

Strategic collaboration with key thought leaders and professional societies | Advisory boards and joint initiatives to engage with healthcare professionals and societies leading therapeutic advancements

Eton Cares patient support program for all Rx products | $0 co-pay for eligible patients, quick-start and bridge programs, nurse hotline, monthly patient check-in, and exclusive distribution through high-touch specialty pharmacy

Built one of the broadest ultra rare disease portfolios in the industry



CMC Development
Phase III/Pivotal Study
NDA Submission
Commercial
1 Increlex® - Severe Primary Insulin-Like Growth Factor 1 Deficiency
2 Alkindi Sprinkle® - Pediatric Adrenal Insufficiency
3 Galzin® - Wilson disease
4 Carglumic Acid - Hyperammonemia
5 PKU GoLike® - Phenylketonuria
6 Betaine Anhydrous - Homocystinuria
7 Nitisinone – Hereditary Tyrosinemia Type 1 (HT-1)
8 ET-400 – Pediatric Adrenal Insufficiency
9 ET-600 – Diabetes Insipidus
10 Amglidia® - Neonatal Diabetes
11 ET-700 - Wilson disease
12 ET-800 - Endocrinology
13 Zeneo® - Adrenal Crisis
Disclosing for First Time
13 Products
7 Commercial Products
6 Pipeline Programs
PEDIATRIC ENDOCRINOLOGY
METABOLIC
ADDED IN THE LAST 6 MONTHS

eTon PHARMACEUTICALS

Demonstrated strong performance, with a roadmap for the next wave of growth



$40
$35
$30
$25
$20
$15
$10
$5
$0
Product Revenue in $ millions
$3M
$11M
$26M
$39M
2021
2022
2023
2024

Clear path to $100M+ of near-term revenue with the additions of **Increlex, Galzin** and **ET-400**.

Note: Includes only product sales and royalty revenue. Excludes licensing revenue

Q4 2024 & Full Year 2024 Results



eTon
PHARMACEUTICALS

16th Straight Quarter of Product Sales Growth



+59%
Revenue Growth over Q4 2023
$0.4
$0.6
$0.8
$1.1
$2.2
$2.4
$3.2
$3.5
$5.3
$6.5
$7.0
$7.3
$8.0
$9.1
$9.8
$11.6
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Revenue in $ millions

eTon PHARMACEUTICALS

Note: Includes only product sales and royalty revenue. Excludes licensing revenue

Q4 2024 Financial Results

$ Millions

	Q4 2023	Q4 2024	Growth
REVENUE	$7.3	$11.6	59%
GROSS PROFIT	$3.5	$6.5	78%
R&D EXPENSES	$1.0	-$0.9	N/A
SG&A EXPENSES	$4.6	$6.7	47%
OPERATING INCOME	-$2.0	$0.6	N/A
NET INCOME	-$2.3	-$0.6	N/A

eTon PHARMACEUTICALS

Increlex



eTon
PHARMACEUTICALS

Increlex brings strong strategic alignment, with multiple growth levers to accelerate adoption and expansion

SPIGFD (Severe Primary IGF-1 Deficiency) is a rare genetic disorder characterized by impaired growth due to low insulin-like growth factor 1 (IGF-1) levels despite normal or elevated growth hormone (GH)

Attractive Product Profile

Highly durable, complex **biologic** product

Critical unmet rare disease need with **no alternative treatment options**

Synergistic Commercialization

94% overlap with **existing pediatric endocrinologist targets**

Maximizes efficiency/investment of **dedicated sales force** and **marketing**


increlex®
(mecasermin) injection 10 mg

Multiple Avenues to Create Value

Increase adoption with sales and marketing focus

Optimize pricing while prioritizing patient affordability

Broaden treatment access via US label harmonization

Increlex Historic Global Revenue

A return to 185 US active patients would produce estimated US revenue of **~$50 million**


185 US Patients at Peak
€28.3M
67 Active US Patients at Year End 2024
€13.7M
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022*
2023
2024*
Shortage in US and EU
Reduction/elimination of promotional activities

Note: Global sales in Euros. *2022 net revenue impacted by 3m EUR gross-to-net true up. 2024 revenue impacted by return of all channel inventory in December

Insights from thought leaders shaping Increlex relaunch and expansion

Held advisory board with 7 US key opinion leaders in pediatric endocrinology in January

- **Why low penetration?**
  - **Low awareness** among pediatricians resulting in delayed diagnosis
  - Many causes of short stature → IGF-1 deficiency **not top of mind**
  - **Engrained habit of growth hormone use** → may not help SPIGFD patients and may result in missing the critical window of opportunity for optimal outcomes to reach their full potential
  - Diagnosing and continuously re-testing is challenging which leads to **late therapy start and therapy ineligibility**

- **Key unmet needs and opportunities**
  - Need to drive awareness of SPIGFD among stakeholders (pediatricians, pediatric endocrinologists, caregivers, advocacy groups)
  - HCPs to continuously screen all short stature patients for SPIGFD
  - Strong KOL consensus on criticality of harmonizing US SPIGFD definition with EU to treat the right patient population

Increlex Brand Strategy

Eton's commercial strategy is poised to drive significant market penetration

Re-engage the pediatric endocrinology community

HCPs to **screen all short stature patients** for SPIGFD

HCPs to **consistently use IGF-1 testing** to accurately diagnose SPIGFD patients

HCPs to **use Increlex in all SPIGFD** patients

Drive patient awareness and engagement

Caregivers to **advocate for and support SPIGFD** awareness and treatment

Caregivers to **advocate for access** to Increlex for their SPIGFD child

Establish Eton as the best-in-class partner for SPIGFD

HCPs to understand and embrace Rx process, **Eton Cares,** and leverage Eton Cares resources

Caregivers to understand and use **Eton Cares,** including $0 copay*

*For commercially eligible patients.

Building strong momentum in the first 90 days of Increlex relaunch

increlex (mecasermin) injection

anovo. eTon CARES

Exclusive Specialty Pharmacy

- **$0 copay** for commercial patients
- **Insurance specialists, pharmacist and nurse support** to assist patients and offices; direct overnight therapy delivery

Strong 60-day patient transition and demand generation

- ✓ **67 patients** transferred within 1 week in late Dec '24
- ✓ **81 active patients** through mid-March



Strategic Sales Force Deployment

- **11** Rare Disease Specialists with strong ped endo expertise
- **695** HCP primary targets

Drive **Increlex HCP penetration** and **enhance access**

Accelerate **awareness and adoption** through **omnichannel strategic efforts**

Personalized HCP Engagement and Education

- HCP email campaigns
- **Programmatic** and **EHR** advertising
- New **HCP** and **patient websites**
- **Peer-to-peer education / speaker programs**
- HCP and patient **educational resources**


The Essential Role of IGF-1 in Growth Failure

Key Society and Patient Advocacy Partnerships

- PES Silver **Mission Alliance Partner** (MAP)
- Strong partnerships with **Human Growth Foundation (HGF)** and **MAGIC**
- **KOL engagement** and advisory boards
- Key conference presence at **PES, PENS, ENDO, AAP** national and regionals

PES PENS HUMAN GROWTH FOUNDATION THE MAGIC FOUNDATION

eTon PHARMACEUTICALS

Harmonizing US definition of SPIGFD to match EU would significantly expand the market opportunity

Estimated to expand the US patient population ~5x to approximately 1,000 patients

SPIGFD Definition	US (FDA)	EUROPE (EMA)
Height Index	Standard Deviation Score (SDS) of ≤-3	
	AND	
IGF-1 Levels	≤-3 SDS	<2.5 percentile for age and gender
Estimated Patient Population with Current Indication	200	1,000+



~-1.96 SDS
(2.5 percentile)
-3.0 SDS
(~0.13 percentile)

Source: Company estimates, graph assumes IGF-1 levels are normally distributed

Increlex US Label Harmonization

VISION

Harmonize US Increlex label definition of SPIGFD to match EU

increlex
(mecasermin) injection 10 mg

- Increlex global registry has monitored EU patient outcomes and safety for >350 patients over more than 15 years
- Existing patient registry data will be used to support Eton's case for harmonizing the US label
- FDA meeting expected in mid-2025; supplement filing expected in H2 2025
- Expected 6-month review for potential label revision in H1 2026

Increlex poised for significant US revenue growth, with or without label harmonization


$250M+
~$55M
~$20M
~$11M

Potential market opportunity with harmonized label
(~1,000 patients)

Estimated market opportunity at full penetration
(200 patients)

Q2 2025 Estimated forward run-rate

2023 US Revenue

>2.5x GROWTH POTENTIAL REMAINING TO REACH FULL PENETRATION WITH CURRENT LABEL

Source: Company Estimates

Adrenal Insufficiency Franchise Outlook



eTon PHARMACEUTICALS

Maximizing therapy penetration in AI – a dual product franchise strategy to address diverse HCP and patient preferences across the age continuum

Unlocking Greater Penetration

Complementary portfolio positioning to address a larger patient population



17 years & under
10,000 patients
8 years & under
5,000 patients
0-4 years
2,500 patients

Adrenal Insufficiency Estimated Pediatric Prevalence in the US

Alkindi Sprinkle	ET-400
✓ Alkindi is the *first and only* hydrocortisone treatment designed to provide accurate dosing for pediatric patients with AI – addressing an unmet need for **accurate, low-dose** treatment, transforming standard of care	✓ Unlocks a **larger share of the $200MM+** market, offering tailored accuracy and removes the burden of **getting the dose 'just right'**
✓ Avoids compounding and crushing tablets	✓ Lowest flexible dosing accuracy – **dosing accuracy to 0.1mg**
✓ **Convenient**, on-the-go form	✓ Ideal for patients **who cannot tolerate** tablets or granules; patients with severe dysphagia or texture issues
✓ **Easy and fast** administration (no syringe/clean up)	✓ **Simplicity** and convenience for parents (i.e. night dosing)
✓ **Four dosage options** for treatment precision and weight-based titration	✓ Suitable for **G-tube/enteral feeding**

Source: Company Estimates

Alkindi Sprinkle continues growth with strong runway to capture share

Alkindi Sprinkle (hydrocortisone) oral granules


Active Patients by Month
500
450
400
350
300
250
200
150
100
50
0

Steady growth in active patients on therapy; Jan '25 second highest month in referrals since launch


Prescribing HCPs
Jan-24
Feb-24
Mar-24
Apr-24
May-24
Jun-24
Jul-24
Aug-24
Sep-24
Oct-24
Nov-24
Dec-24
Jan-25
Feb-25

Progressively increased prescribing HCPs, indicating growing confidence and adoption


Personalized HCP Engagement
Peer-to-Peer Education and Thought Leadership
Conferences and Key Society Partnerships
HCPs
Awareness and Education Campaigns
Patient Advocacy and Community Building
Therapy Access and Adherence Support

Robust omnichannel marketing to accelerate HCP adoption and foster patient retention

ET-400 filling a critical gap for an FDA-approved therapy that offers simplicity and accuracy

"How do you give your child their daily dose of hydrocortisone?"


Alkindi Sprinkle
20.5%
Oral Suspension
From a compound pharmacy
28.2%
Crush Tablets
Manually crush tablets and mix with liquid or food (homemade suspension)
21.8%
Solid Tablets
(whole, halved, or quartered)
29.5%

50% of patients report using a compounded or a homemade liquid.

Source: February 2025 MAGIC Foundation Facebook survey of 156 caregivers of Adrenal Insufficiency patients four years old and younger

Upon ET-400 approval, FDA guidelines will prohibit compounded suspensions. However, ET-400's advantages are expected to drive adoption regardless.

FDA guidelines do not allow for compounding of products that are "essentially a copy of one or more approved drugs."

34% of compounded product tested by FDA failed potency and/or quality testing[2]

31% of compounded products failed potency testing. *"All of the sampled products that failed potency analyses had subpotent results, indicating that the products analyzed contained less of the active ingredient(s) than expected (as described in the product's label)"*[2]

	ET-400	Compounded Suspension
Formulation	Solution	Suspension
Shaking Required	No	Yes
FDA-Approved	Yes	No
Tested for Quality and Potency	Yes	No
Patient Out-of-Pocket Cost*	$0	Varies (typically $40-80 per month)
Storage Condition	Room Temperature	Varies (often refrigerated)
Stability	2 Years	Varies (typically 15-60 days)

*Eton to provide $0 co-pay for all patients allowed. Compounded suspensions are not typically covered by insurance. Source: https://www.fda.gov/drugs/human-drug-compounding/report-limited-fda-survey-compounded-drug-products

ET-400 full steam ahead – Q2 PDUFA date and launch in sight

- PDUFA date: **May 28, 2025**
- Eton IR responses **completed; no deficiencies or requests outstanding**
- Launch product quantities **on hand;** commercial readiness **on track**
- Robust omnichannel marketing launch plan effective **immediately post-approval**
- Commercial launch planned **within 1 week of PDUFA**
- Remain highly confident sales of Alkindi Sprinkle and ET-400 will exceed **$50 million annually**

Galzin



eTon
PHARMACEUTICALS

Galzin represented a compelling acquisition opportunity to Eton

Galzin (zinc acetate) capsules

Wilson disease is a rare genetic disorder causing excessive copper accumulation, leading to hepatic and neurological symptoms

Need for Improved **Patient Experience**

Product has lacked patient support services for access and affordability

Low **Awareness** and **Education**

Lack of promotion has led to low appreciation of Galzin's advantages vs chelators and unapproved OTC

Complex **Barrier to Entry**

Due to site of action in the intestine, blood levels are not indicative of zinc bioavailability

Underdiagnosed Condition

Diagnosis rates expected to increase with greater prevalence of genetic testing and newborn screening

Reinvestment Opportunity

Opportunity for re-investment in Wilson disease to bring innovation (ET-700)

Galzin's target market opportunity is multiples of the product's current usage



Est. 10,000 US Wilson disease Patients (1 in 30,000 incidence)
~2,000 Diagnosed and Actively Treated
~800 on Zinc Therapy
~200-300 Galzin®

Galzin®
(zinc acetate) capsules

Galzin has demonstrated **superior efficacy**, but lack of promotion, access challenges, high co-pays, and a supply shortage drove majority of zinc patients to use OTC products rather than **FDA-approved** Galzin®

Note: Patient totals estimated based on literature, company estimates, IQVIA data, and physician surveys

2025 commercial strategy tackles key patient and provider needs, while pipeline focus is to enhance therapy experience.

	Historic Status	Eton Solution	
ACCESS	**42%** of patients have difficulty finding drug at local pharmacy **48%** have trouble getting their medication approved by insurance	**Eton Cares** **Patient Support for Galzin®** ✓ $0 co-pay ✓ Direct overnight shipments ✓ Prior authorization support ✓ Free drug for all uninsured or under-insured patients, including Medicare	Galzin® (zinc acetate) capsules
AFFORDABILITY	**40%** of patients pay >$50/month (16% pay >$200/month)		
DOSING BURDEN	**3x/day** dosing, requires fasting 1-2 hours prior to each dose 48% of patients miss a dose at least 1x/week	**ET-700** extended release to provide ✓ Less frequent dosing ✓ Less GI impact	**ET-700**
SIDE EFFECTS	High rate of **GI discomfort** and discontinuation		

Source: "Adherence with medical management in patients with Wilson disease". University of Miami and Wilson Disease Association patient survey. [illegible]

ET-700

- **Zinc extended release** developed specifically for Wilson disease patients
- Reduces **dosing burden** (current products are 3x daily) ; potential to reduce **GI side effects**
- Patent filed; FDA meeting expected in Q2 2025
- Potential NDA filing in **2027**
- Clear path to **$100+ million of peak sales** after approval (500-1,000+ patients)

Milestone	Status
Formulation	√
Patent Filing	√
FDA Meeting	Q2 2025
Manufacturing Production	2025
Clinical Study	2026
NDA Submission	2027



FDA-Approved Wilson Disease Products	
Product	**Estimated Annual Cost***
Syprine	$310,498
Cuvrior	$292,803
Cuprimine	$382,359
Galzin	$4,139

10,000
Estimated US patient population

2027
Estimated NDA submission

$100M+
Estimated peak sales potential

* Annual WAC prices. Assumes 1,000mg daily dose for Syprine and Cuprimine, 1,200mg for Cuvrior, and 150mg for Galzin

eTon PHARMACEUTICALS

Galzin Brand Strategy

Unlocking growth acceleration – increase therapy adoption and break access barriers

Ensure smooth transition of existing patients on Galzin

HCPs to become aware **about Galzin acquisition and Eton's sales force and** patient support programs

Patients to understand new ways to **access Galzin and Eton Cares offerings**

Wilson Disease Association and COEs to collaborate with Eton on ensuring continuity of care for Galzin patients

Accelerate Galzin adoption through awareness and education

HCPs and patients to differentiate **Galzin from OTC supplements**

HCPs to prescribe Galzin for all WD patients on zinc therapy

Patients to broaden their WD knowledge and **advocate for access** to Galzin

Increase WD diagnosis rates through targeted initiatives

Initiating partnerships to expand **genetic / biomarker testing**

Leveraging AI-driven predictive tools and EHR campaigns to support **patient discovery**

Educating targeted general physician community on **WD and early symptom patterns** to increase early diagnosis

Galzin relaunched under Eton's label **March 3rd**

Expect nearly all patient conversions to occur **by Q3**

Galzin acquisition to launch in record time: a playbook in agile commercialization

Galzin

Optime Care | eTon CARES

Exclusive Specialty Pharmacy

- **$0 copay** for commercial patients
- **Enhanced patient assistance program** for uninsured or underinsured patients, including Medicare
- Quick start program to start patients in as little as **24 hours**
- **Insurance specialists/pharmacists** to assist patients

Existing pharmacies continue to dispense until inventory depletion – **expect full patient transition over 3-6 months**



Strategic Sales Force Deployment

- **5** Rare Disease Specialists
- **267 HCP targets** including COEs, current prescribers, potential writers with high Wilson disease patient population
- Inside clinical sales specialist targeting additional **300 HCPs**

DAY 1
LAUNCH IMPERATIVES

Drive Galzin **HCP penetration** and **enhance access**

Accelerate **awareness and adoption** through **omnichannel strategic efforts**

- Eton and Optime Care **press releases**
- **HCP email campaigns** – Feb and Mar
- New **HCP** and **patient websites**
- HCP and patient **educational resources**



- **Wilson Disease Association** outreach on **Day 1**
- **First key liver conference** presence in March
- **KOL engagement** and advisory board



5th Annual Conference
LIVER CONNECT

Metabolic Products



eTon PHARMACEUTICALS

Metabolic portfolio remains a steady source of cash flow, enabling strategic acquisitions that will drive Eton's future growth


Carglumic Acid

Continued financial contribution

- Indication – **Hyperammonemia**
- US patient population - **~100**
- **Lower cost alternative** to very expensive branded therapy
- High-touch Eton Cares patient support


GOLIKE

HCP interest growing for Golike with metabolic sales force

- Indication – **Phenylketonuria (PKU)**
- US patient population - **~8000**
- Proprietary technology offering **taste** and **efficacy** advantages; new clinical data and TYR line extension


Betaine Anhydrous
Nitisinone Capsules

Unified call points, driving incremental revenue

- Indication – **Homocystinuria | Tyrosinemia type 1**
- US patient population – **1000-2000 | 200-300**
- Serve as strategic door opener to metabolic institutions

ET-600



eTon
PHARMACEUTICALS

ET-600 (desmopressin oral solution)

- **Positive bioequivalence** (BE) study results announced March 14th
- Under development for **diabetes insipidus; Patent issued**, expires in 2044
- **Currently no FDA-approved** desmopressin oral liquid formulations
- NDA submission expected in **April 2025**
- Synergistic **pediatric endocrinology** call point
- Pre-launch **commercial readiness** activities on track for Q1 launch



80
70
60
50
40
30
20
10
0
0
3
6
9
12
15
18

3,000
Estimated US patient population

2025
Estimated NDA submission

$20-50M
Estimated peak sales potential

Amglidia



eTon PHARMACEUTICALS

Amglidia® (glyburide oral suspension)



- Under development for **neonatal diabetes mellitus**
- Synergistic **pediatric endocrinology** call point
- Approved in EU since **2018**
- **No FDA-approved** oral treatments for neonatal diabetes
- Granted **Orphan Drug Designation** by the FDA
- FDA meeting scheduled for **April 2025**
- No milestone owed by Eton until successful FDA meeting

300
Estimated US patient population

2026
Estimated NDA submission

$10-30M
Estimated peak sales potential

Hydrocortisone Injection



eTon
PHARMACEUTICALS

Two pipeline hydrocortisone products poised to unlock a $200M opportunity

CURRENT STANDARD OF CARE

Solu-Cortef®

Lyophilized (dry powder) vial that must be reconstituted prior to administration



5.8 million vials per year

RETAIL MARKET

225,000 Vials per year

Primarily used by parents, caretakers, and patients as an emergency rescue treatment for adrenal crisis

ZENEO

HOSPITAL MARKET

5.5 M Vials per year

Used widely in the hospital setting across a variety of indications including allergic reactions, asthma, inflammation, pain, rheumatoid arthritis

ET-800 NEW

Source: market size based on IQVIA data

Zeneo® (hydrocortisone autoinjector)


2
1

- **Life changing impact** to AI patients
- Easy-to-use, two-step needle-free **autoinjector** device with 24 issued patents
- Innovative **ready-to-use liquid formulation** removes need for reconstitution
- Complexity with drug/device combination and change of CMO has led to delayed development
- **$100M+** opportunity at current 225,00 annual retail units

225,000
Current market size in units

2027
Estimated NDA submission

$50-100M
Estimated peak sales potential

Source: market size based on IQVIA data

ET-800 (hydrocortisone vial)



- Leverage **existing proprietary ZENEO liquid** formulation to bring a superior vial product to the hospital market
- Innovative **ready-to-use** formulation removes need for reconstitution
- ET-800 would deliver a superior product to the current $102 million (5.5 million vials) hydrocortisone injection market
- **Patent filed** (expected expiry in 2045)

Milestone	Status
Formulation	√
Patent Filing	√
Pilot Batch Manufacturing	√
Registration Batch Manufacturing	2025
Clinical Study	2026
NDA Submission	2027

5,500,000 vials
$102M
Current market size

2027
Estimated
NDA submission

$50-75M
Estimated peak
sales potential

Financial Outlook



eTon PHARMACEUTICALS

Gross Margin – Favorable Tailwinds

Product mix shifting favorably; expecting **~70% adjusted gross margin in 2025** and **>75% adjusted gross margin by 2028**



75%
70%
65%
60%
55%
66.4%
64.2%
~70%
>75%
2023
2024
2025
2028
GAAP
Non-GAAP

- Addition of high gross margin products **Increlex** and **Galzin** in 2025
- Continued growth of higher margin **Alkindi Sprinkle** and **ET-400**
- Smaller share of revenue contribution from lower-margin generic products

Note: Detailed adjustment calculation available in appendix

Eton has delivered significant revenue growth with minimal SG&A increase

Despite major investment in 2025, SG&A expenses are still expected to grow significantly slower than revenue



433% product revenue growth since Q122
36% SG&A expense increase since Q122
Product Revenue in $ millions
$12
$10
$8
$6
$4
$2
$0
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Revenue
SG&A

2025 SG&A Investments

- Second sales force (Metabolic)
- Increlex relaunch
- Galzin relaunch
- ET-400 launch
- Additional corporate headcount to support expanded portfolio

Acceleration of revenue growth in 2025

Expect to exit 2025 at approximately a $80 million revenue run rate



2021
2022
2023
2024
Exit runrate for 2025

Revenue ramping throughout 2025:

- U.S. Increlex's full post-transition revenue benefit starting in Q2
- Galzin post-transition revenue benefit starting in Q3
- ET-400 revenue expected to start in Q3

Conclusion



eTon
PHARMACEUTICALS

Conclusion

- The past six months have been truly transformational, laying a strong foundation for accelerated growth with a **clear path and strategic competencies** in place to reach **$100M** in the near term
- Q4 2024 marked a record high – **16th** consecutive quarter of growth, up **59%** from Q4 2023
- Increlex brings strong strategic alignment, with **multiple growth levers** to accelerate adoption and expansion—already showing **powerful early signals** within the first 90 days of launch
- Eton's **dual-product franchise strategy** in Adrenal Insufficiency with Alkindi Sprinkle/ET-400 is expected to deliver **peak sales of more than $50MM**
- Galzin unlocks a vast opportunity beyond current usage, with a two-pronged strategy driving **near-term adoption via commercial efforts** while the pipeline accelerates potential growth by **enhancing therapy experience**
- ET-600 is a strong near-term pipeline candidate with **synergistic commercial fit** and positive clinical results; targeting estimated **NDA submission in Q2 2025**
- **Amglidia** aligns with the existing commercial strategy to drive incremental revenue growth, while two hydrocortisone pipeline candidates have the potential to **unlock $150M across hospital and retail markets**, complementing the AI portfolio
- Driving significant revenue growth with minimal SG&A increase, fueled by higher-margin products, and are on track to exit 2025 at ~**$80M annual revenue run rate**

eTon PHARMACEUTICALS

Q&A

eTon PHARMACEUTICALS

Appendix



eTon
PHARMACEUTICALS

Experienced Leadership Team

Proven track record of successfully developing and commercializing products at industry leading companies



Sean Brynjelsen
Chief Executive Officer & Director



James Gruber, CPA
Chief Financial Officer



David Krempa
Chief Business Officer



Ipek Erdogan-Trinkaus
Chief Commercial Officer



Scott Grossenbach
Sr. Vice President, Sales Operations



Danka Radosavljevic
Sr. Vice President, Quality and Operations

Baxter | HORIZON | Takeda | Hospira | SAGENT | ROCKWELL MEDICAL | Abbott | tolmar

Non-GAAP Gross Profit Adjustments

	2023	2024
Revenue (GAAP)	$31,642	$39,011
Adjustments:		
Licensing Revenue	--	-$500
Sale of Royalty Interests	-$5,500	--
Product Sales Revenue	**$26,142**	**$38,511**

	2023	2024
Cost of Goods Sold (GAAP)	$10,580	$15,600
Adjustments:		
COGS associated with licensing revenue	--	-$270
One-time milestone payments	-$1,000	--
Acquisition-related inventory step up charges	--	-$429
Intangible amortization expense	-$790	-$1,096
Adjusted Cost of Goods Sold (Non-GAAP)	$8,790	$13,805
Adjusted Gross Profit (Non-GAAP)	**$17,352**	**$24,706**
Adjusted Gross Margin (Non-GAAP)	**66.4%**	**64.2%**

eTon PHARMACEUTICALS

2024 Full Year Results

$ Millions

Year-over-year growth in revenue and gross profit fuels momentum for new product launches in 2025

	2023	2024	Growth
REVENUE	31.6	39.0	23%
GROSS PROFIT	21.1	23.4	11%
R&D EXPENSES	3.3	3.3	-2%
SG&A EXPENSES	18.9	22.8	20%
OPERATING INCOME	-1.2	-2.6	N/A
NET INCOME	-0.9	-3.8	N/A

eTon PHARMACEUTICALS